BERGER 100 FUND
                  BERGER BALANCED FUND
                   BERGER SELECT FUND

               SUPPLEMENT DATED MAY 10, 1999
                         to
            PROSPECTUS DATED JANUARY 31, 1999


     Berger Associates Vice Presidents Tino R. Sellitto and John B. Jares have been appointed co-investment managers of the Berger 100 Fund, succeeding former manager Patrick S. Adams. Mr. Jares has also become sole investment manager of the Berger Balanced Fund.

     In addition, Berger Associates Vice Presidents Amy
K. Selner and Mark S. Sunderhuse, along with Messrs.
Sellitto and Jares, have been appointed as co-investment managers of the Berger Select Fund. Each is expected to select a portion of the stocks that comprise the Fund's
20 - 30 core portfolio holdings.

     The Investment Manager table on page 32 of the Prospectus is amended accordingly.





                       BERGER FUNDS


               SUPPLEMENT DATED MAY 10, 1999
                         to
           STATEMENT OF ADDITIONAL INFORMATION
                 DATED JANUARY 31, 1999


     Tino R. Sellitto and John B. Jares have been appointed co-investment managers of the Berger 100 Fund, succeeding former manager Patrick S. Adams. Mr. Jares has also become sole investment manager of the Berger
Balanced Fund.

     In addition, Amy K. Selner and Mark S. Sunderhuse, along with Messrs. Sellitto and Jares, have been appointed as co-investment managers of the Berger Select
Fund.

     Effective immediately, Jack R. Thompson has succeeded Gerard M. Lavin as the senior officer responsible for day-to-day management of Berger
Associates, Inc., investment advisor and/or administrator to the Berger Funds. Effective November 1999, Mr.
Thompson will assume the title President and Chief
Executive Officer of Berger Associates, Inc.

     The biographical information appearing under the heading "3. Management of the Funds" for each of the individuals referenced above is amended accordingly.